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                                                                   EXHIBIT 10.26

                             TWO WISCONSIN CIRCLE

                        ADDENDUM NO. 3 TO OFFICE LEASE
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     THIS ADDENDUM NO. 3 TO OFFICE LEASE (this "Addendum") is made and entered into this 17 day of July, 1997, by and between TWO WISCONSIN CIRCLE JOINT
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VENTURE, a Maryland joint venture, hereinafter called "Lessor," and HEALTHCARE
FINANCIAL PARTNERS, INC., formerly known as Health Partners Financial Corporation, a Delaware corporation, hereinafter called "Lessee."

     WITNESSETH:

     WHEREAS, by Office Lease dated the 4th day of January 1996, as amended by Addendum No. 1 to Office Lease dated the 26th day of July 1996, and Addendum No. 2 to Office Lease dated the 13th day of August 1996 (as so amended, the "Lease"), Lessor currently leases to Lessee approximately 5,414 square feet of rentable area on the third (3rd) floor (the "Third Floor Space"), and approximately 1,347 square feet of rentable area on the fourth (4th) floor (the "Existing Fourth Floor Space", which together with the Third Floor Space is sometimes referred to herein as the "Existing Demised Premises"), all in the building situated at Two Wisconsin Circle, Chevy Chase, Maryland (the "Building"); and

     WHEREAS, Lessee occupies approximately 1,101 square feet of rentable area on the fourth (4th) floor of the Building (the "Sublet Space") under a Sublease with Gerber-Miller Investments, a Maryland limited partnership; and

     WHEREAS, Lessee desires to surrender possession of the Third Floor Space, and simultaneously expand the Existing Fourth Floor Space by adding thereto and incorporating therein, upon the terms and conditions hereinafter set forth, the Sublet Space and additional space on the fourth (4th) floor of the Building comprising approximately 13,129 square feet of rentable area (the "Additional Fourth Floor Space"); and

     WHEREAS, upon such surrender of the Third Floor Space and expansion of the Existing Fourth Floor Space to include the Sublet Space and the Additional Fourth Floor Space, the entire premises leased to and by Lessee under the Lease, as amended hereby, shall be approximately 15,577 square feet of rentable area on the fourth (4th) floor of the Building (the "New Demised Premises").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto do mutually agree that the Lease shall be and is hereby amended to provide as follows, all capitalized terms being as defined in the Lease unless otherwise noted herein: